UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

Intraware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Orinda Way
Orinda, California    94563
(Address of principal executive offices including zip code)

(925) 253-4500
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01(a)    Changes in Registrant's Certifying Accountant.

On September 18, 2006, Intraware Inc., ("Intraware" or the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its Independent Registered Public Accounting Firm, effective immediately. The decision was approved by the Company's Audit Committee and its Board of Directors.

PricewaterhouseCoopers' reports on Intraware's financial statements for the fiscal years ended February 28, 2006 and February 28, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During Intraware's fiscal years ended February 28, 2006 and 2005, and through September 18, 2006: (i) there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the financial statements for such years; and (ii) there were no "reportable events", as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Intraware has provided PricewaterhouseCoopers with a copy of the above disclosures , and has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with the above statements. A copy of this letter, dated September 19, 2006, is filed as Exhibit 16 hereto.

Item 4.01(b)    Changes in Registrant's Certifying Accountant.

      On September 18, 2006, the Company engaged the registered public accounting firm of BDO Seidman LLP ("BDO Seidman") as its new Independent Registered Public Accounting Firm, effective immediately. Intraware has not consulted with BDO Seidman during the Company's fiscal years ended February 28, 2006 and 2005, or through September 18, 2006, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion BDO Seidman might render on Intraware's financial statements or regarding any of the matters described in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-X.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed with this report:

(d) Exhibits.
Exhibit	Description
16.1	Letter Regarding Change in Accountants. Also provided in PDF format as a courtesy.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006	Intraware, Inc.

/s/ Paul D. Warenski Paul D. Warenski Senior Vice President, General Counsel and Secretary